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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): January 25, 2000

                  WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
                  -------------------------------------------------
               (Exact name of registrant as specified in its charter)



Delaware                        0-14536                        04-2869812
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(State or other             (Commission                      (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)




Five Cambridge Center, 9th Floor, Cambridge, MA                            02142
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 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number including area code: (617) 234-3000

Former name or former address, if changed since last report: Not applicable.


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Item 5      Other Events.
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On January 25, 2000, the Registrant forwarded to its limited partners its financial statements for the year ended December 31, 1998 together with a Management's Discussion and Analysis which provides an analysis of the information presented in the financial statements forwarded to the limited partners. Due to the dispute between the Registrant and the general partner of the Development Partnership, the auditors for the Development Partnership have informed the Registrant and its auditors that they will not consent to the Registrant relying on the Development Partnership's audited financial statements in connection with the completion of the Registrant's audited financial statements. Accordingly, the financial information provided to the limited partners is unaudited.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

      99.   Letter to Limited Partners dated January 25, 2000.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WINTHROP CALIFORNIA INVESTORS
                              LIMITED PARTNERSHIP

                              By:  Winthrop Financial Associates,
                                    A Limited Partnership, as
                                    Managing General Partner

                                    By:  /s/Michael L. Ashner
                                         --------------------
                                          Michael L. Ashner
                                          Chief Executive Officer


DATED:  January 25, 2000


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                                  EXHIBIT INDEX

            Exhibit                                                     Page
            -------                                                     ----

99.   Letter to Limited Partners dated January 25, 2000                   5


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